UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2026
____________________
Kodiak Gas Services, Inc.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-41732	83-3013440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9950 Woodloch Forest Dr., 19th Floor, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)
(936) 539-3300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KGS	New York Stock Exchange NYSE Texas, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Notes Indenture

On March 20, 2026, Kodiak Gas Services, LLC, a Delaware limited liability company (the “Issuer”), issued $1,000,000,000 in aggregate principal amount of 5.875% senior unsecured notes due 2031 (the “Notes”), pursuant to an indenture, dated March 20, 2026 (the “Indenture”), by and among the Issuer, Kodiak Gas Services, Inc., a Delaware corporation (the “Company”), certain other subsidiary guarantors party thereto (collectively with the Company, the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).

Interest and Maturity

Interest on the Notes is payable semi-annually in arrears on April 1 and October 1 of each year, beginning October 1, 2026, at a rate of 5.875%. The Notes mature on April 1, 2031.

Optional Redemption

At any time prior to April 1, 2028, the Issuer may, on any one or more occasions, redeem all or part of the Notes, at a redemption price equal to 100% of the principal amount of the Notes plus a “make-whole” premium plus accrued and unpaid interest, if any, to, but not including, the redemption date. At any time prior to April 1, 2028, the Issuer may redeem up to 40% of the aggregate principal amount of the Notes with an amount of cash not greater than the net cash proceeds from one or more equity offerings, at a redemption price of 105.875% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any to, but not including, the redemption date, as long as at least 50% of the aggregate principal amount of the Notes originally issued under the Indenture (excluding the Notes held by the Company and its subsidiaries) remains outstanding after each such redemption and the redemption occurs within 180 days after the date of the closing of such equity offering.

On or after April 1, 2028, the Issuer may, on any one or more occasions, redeem all or part of the Notes at the redemption prices set forth below, plus accrued and unpaid interest, if any, to, but not including, the redemption date, beginning on April 15 of the years indicated below:

Year	Percentage
2028.......................................	102.938%
2029.......................................	101.469%
2030 and thereafter................	100.000%

Certain Covenants

The Indenture contains covenants that limit the ability of the Company and its restricted subsidiaries, including the Issuer, to (i) make distributions on, purchase or redeem the Company’s equity interests or repurchase or redeem contractually subordinated indebtedness; (ii) make certain investments; (iii) incur or guarantee additional indebtedness, issue any disqualified stock, or issue other preferred securities (other than non-economic preferred securities); (iv) create or incur certain liens to secure indebtedness; (v) sell or otherwise dispose of their assets; (vi) consolidate with or merge with or into another person; (vii) enter into transactions with affiliates; and (viii) create unrestricted subsidiaries. These covenants are subject to important exceptions and qualifications. If the Notes achieve an investment grade rating from any two of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. (“Fitch”) and no default under the Indenture exists, many of the foregoing covenants will terminate.

Events of Default

The Indenture also contains customary events of default, including (i) default for 30 days in the payment when due of interest on the Notes; (ii) default in payment when due of principal of or premium, if any, on the Notes; (iii) certain covenant defaults; (iv) cross-defaults to certain indebtedness; and (v) certain events of bankruptcy or insolvency with respect to the Issuer, the Company or certain of the Company’s restricted subsidiaries. If an event of default arises from certain events of bankruptcy, insolvency or reorganization, with respect to the Issuer, the Company or certain of the Company’s restricted subsidiaries, all outstanding Notes will become due and payable without further action or notice. If an event of default occurs and is continuing, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding Notes may declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.

Change of Control

If the Issuer or the Company experiences certain kinds of changes of control and Moody’s, S&P or Fitch decreases their rating of the Notes as a result thereof within 60 days, holders of the Notes will be entitled to require the Issuer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess of $2,000) of that holder’s Notes pursuant to an offer on the terms set forth in the Indenture. The Issuer will offer to make a cash payment equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of settlement, subject to the rights of holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date.

The summary of the Indenture set forth in this Item 1.01 does not purport to be complete and is qualified by reference to such agreement, a copy of which is being filed as Exhibit 4.1 hereto and is incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Notes and the Indenture is included in Item 1.01 of this Current Report on Form 8-K above and is incorporated into this Item 2.03 by reference.
Item 9.01 Financial Statements and Exhibits.
d) Exhibits.

No.	Description
4.1	Indenture, dated as of March 20, 2026, by and among Kodiak Gas Services, LLC, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee (including Form of Note).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Gas Services, Inc.

Date: March 23, 2026	By:	/s/ Jennifer Howard
	Name:	Jennifer Howard
	Title:	Executive Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary